                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2006

                           Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

                Delaware                    1-14120                52-1611421
  (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
       of incorporation)                                     Identification No.)

                   One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

           Registrant's telephone number, including area code: (732) 679-4000

                                    Not Applicable
             (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

   ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

1.       Divestment of BDR Broadband, LLC

     On December 15, 2006, Blonder Tongue Laboratories, Inc. (the "Company") and
its wholly-owned  subsidiary,  BDR Broadband,  LLC, a Delaware limited liability
company  ("BDR"),   entered  into  a  Membership   Interest  Purchase  Agreement
("Purchase  Agreement")  with  DirecPath  Holdings,   LLC,  a  Delaware  limited
liability  company  ("DirecPath")  pursuant to which the Company sold all of the issued  and  outstanding  membership  interests  of BDR to  DirecPath.  BDR owns rights-of-entry  to provide video and high-speed data services to  approximately
25 multi-dwelling unit communities in the State of Texas. The sale was completed on December 15, 2006.

     Pursuant to the Purchase Agreement, DirecPath paid the Company an aggregate
purchase  price  of  $3,130,000  in  cash,   subject  to  certain   post-closing
adjustments, including an adjustment for cash, an adjustment for working capital and  adjustments  related  to the number of  subscribers  for  certain  types of services, all as of the closing date and as set forth in the Purchase Agreement.
A portion of the purchase price was deposited into an escrow account pursuant to an Escrow  Agreement dated December 15, 2006,  among the Company,  DirecPath and
U.S.  Bank  National  Association,   to  secure  the  Company's  indemnification
obligations under the Purchase Agreement.

     In addition, in connection with the purchase  transaction,  on December 15,
2006, the Company  entered into a Purchase and Supply  Agreement with DirecPath,
LLC, a wholly-owned  subsidiary of DirecPath ("DPLLC"),  pursuant to which DPLLC will  purchase  $1,630,000  of  products  from the  Company,  subject to certain adjustments,  over a period of three (3) years  beginning no later than June 13,
2007.  The period in which DPLLC is required to satisfy the purchase  commitment may be extended upon the occurrence of certain events,  including if the Company is unable to deliver the products required by DPLLC.

     The Purchase Agreement includes  customary  representations  and warranties and post-closing covenants,  including indemnification  obligations,  subject to
certain   limitations,   on  behalf  of  the  parties   with  respect  to  their
representations,  warranties  and  agreements  made  pursuant  to  the  Purchase
Agreement. In addition, except for certain activities by Hybrid Networks, LLC, a wholly-owned  subsidiary of the Company, the Company agreed, for a period of two
(2) years, not to engage in any business that competes with BDR.

     In connection with the Purchase Agreement,  the Company also entered into a
Transition Services Agreement with DirecPath, pursuant to which the Company will provide  certain  administrative  and  other  services  to  DirecPath  during  a ninety-day transition period.

     There  is  no  material   relationship,   other  than  in  respect  of  the
transactions  consummated by the Purchase Agreement and the related  agreements, between  DirecPath  or DPLLC and the  Company or any of its  affiliates,  or any director  or officer  of the  Company or any  associate  of any such  officer or director.

     The  foregoing  description  of the Purchase  Agreement is qualified in its entirety by  reference  to the  complete  terms and  conditions  of the Purchase
Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

2.       Second Amendment to Credit and Security Agreement

     On December 15, 2006, the Company and BDR, as Borrowers, and Blonder Tongue
Investment  Company,  a  wholly-owned  subsidiary of the Company,  as Guarantor, executed a Second Amendment to Credit and Security  Agreement (the  "Amendment")
with National City Business  Credit,  Inc.  ("NCBC") and National City Bank (the
"Bank"). The Amendment removes BDR as a "Borrower" under the Credit and Security
Agreement  dated as of December 29, 2005,  as amended (the "Credit  Agreement"), and includes  other  modifications  and  amendments to the Credit  Agreement and related ancillary  agreements  necessitated by the removal of BDR as a Borrower, including a  reduction  of  approximately  $1,400,000  to the maximum  amount of
Revolving  Advances  that NCBC will make to the Company due to the release  from collateral of the rights of entry owned by BDR.

     The foregoing  description of the Amendment is qualified in its entirety by reference to the complete terms and conditions of the Amendment,  which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     The  information  under Item 1.01 of this  Current  Report  describing  the
Purchase Agreement and the transactions  consummated  thereby is incorporated by reference into this Item 2.01 in its entirety.

     The  disposition  of the Company's 100% interest in BDR meets the threshold for filing pro forma financial  statements  under this Item 2.01. Such pro forma financial statements are provided in Item 9.01.

ITEM 8.01.  OTHER EVENTS.

     On December 15, 2006, the Company issued a press release announcing that it had entered into the Purchase Agreement. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)  The  unaudited  pro  forma  condensed  consolidated  financial  statements, including  the balance  sheet as of  September  30, 2006 and the  statements  of operations  for the year  ended  December  31,  2005 and the nine  months  ended
September 30, 2006, are attached as Exhibit 99.2 hereto and incorporated  herein by reference.

(d) The following exhibits are filed herewith:

   Exhibit Number                           Description

Exhibit 10.1                        Membership Interest Purchase Agreement

Exhibit 10.2                        Second Amendment to Credit and Security Agreement

Exhibit 99.1                        Press Release dated December 15, 2006, issued by Blonder
                                    Tongue Laboratories, Inc.

Exhibit 99.2                        Unaudited Pro Forma Financial Statements

Forward Looking Statements
This report contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of
1995.  These statements are neither promises nor guarantees, are based upon assumptions and estimates that might not be realized and are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements.  There are a number of factors that may cause actual results to differ from these forward-looking statements, including the success of marketing and sales strategies and new product development, the price of raw materials, and general economic and business conditions. Other risks and uncertainties that may materially affect the Company are provided in the Company's annual reports to shareholders and the Company's periodic reports filed with the Securities and Exchange Commission from time to time, including reports on Forms 10-K and 10-Q.  Please refer to these documents for a more thorough description of these and other risk factors.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By: /s/ Eric Skolnik
                                         Senior Vice President and
                                         Chief Financial Officer

Date: December 21, 2006

                                  EXHIBIT INDEX

Exhibit Number                   Description

Exhibit 10.1             Membership Interest Purchase Agreement

Exhibit 10.2             Second Amendment to Credit and Security Agreement

Exhibit 99.1             Press Release dated December 15, 2006, issued by Blonder
                         Tongue Laboratories, Inc.

Exhibit 99.2             Unaudited Pro Forma Financial Statements